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                                                                    EXHIBIT 10.6

                      FIRST AMENDMENT TO PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (herein called this "Amendment") made as of December 20, 2001 by and between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ( "Borrower"), and GUARANTY BANK, a federal savings bank ("Lender"),

                                   WITNESSETH:

         WHEREAS, Borrower and Lender have entered into that certain Purchase and Sale Agreement dated as of July 5, 2001 (as heretofore amended, the "Original Purchase Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Purchase Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Purchase Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Purchase Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Purchase Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this First Amendment to Purchase Agreement.

                  "Purchase Agreement" means the Original Purchase Agreement as amended hereby.



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                                   ARTICLE II.

                    Amendments to Original Purchase Agreement

         Section 2.1. Definitions. The definition of "Maximum Purchase Amount" in Section 1.1 of the Original Purchase Agreement is hereby amended in its entirety to read as follows:

                  "'MAXIMUM PURCHASE AMOUNT' means the amount equal to the lesser of $20,000,000 and (ii) $40,000,000 minus the aggregate amount of loans outstanding under the Credit Agreement dated as of July 5, 2001 between the Buyer and the Seller, as from time to time supplemented, amended or restated."


                                  ARTICLE III.

                   Conditions, Representations and Warranties

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office, a duly executed counterpart of this Amendment.


                                   ARTICLE IV.

                                  Miscellaneous

         Section 4.1. Ratification of Agreement. The Original Purchase Agreement as hereby amended is hereby ratified and confirmed in all respects.

         Section 4.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 4.3. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.


                                       2
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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                         PREFERRED HOME MORTGAGE COMPANY



                                         By:      /s/ Holly Hubenak
                                                  ------------------------------
                                                  Holly Hubenak
                                                  Vice President



                                         GUARANTY BANK



                                         By:      /s/ Carolyn Eskridge
                                                  ------------------------------
                                                  Carolyn Eskridge
                                                  Vice President